                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2004

                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)

    New York                      1-15286                        11-2418067
---------------                 ------------                 -------------------
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
 incorporation)

   388 Greenwich Street, New York, New York                     10013
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   (Address of principal executive offices)                  (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)

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                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Exhibits:

Exhibit No.                                                   Description
-----------                                                   -----------
1.01              Terms Agreement, dated January 21, 2004, between the Company and Citigroup Global Markets Inc., as the
                  underwriter, relating to the offer and sale of the Company's Variable Rate Exchangeable Notes Due April 6, 2009
                  (SynDECS(SM)).

4.01              Form of Note for the Company's Variable Rate Exchangeable Notes Due April 6, 2009 (SynDECS(SM)).

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2004                    CITIGROUP GLOBAL MARKETS
                                            HOLDINGS INC.

                                           By:    /s/ Mark I. Kleinman
                                               ---------------------------------
                                               Name:  Mark I. Kleinman
                                               Title: Executive Vice President
                                                      and Treasurer